Exhibit 10.1
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of February 8, 2008 (the “Amendment”) is entered into among Teledyne Technologies Incorporated, a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
RECITALS
     WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Amended and Restated Credit Agreement dated as of July 14, 2006 (the “Credit Agreement”); and
     WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendments. The Credit Agreement is hereby amended as follows:
     (a) The following definition is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:
“First Amendment Effective Date” means February 8, 2008.
     (b) The definition of “Administrative Agent Fee Letter” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Administrative Agent Fee Letter” means the letter agreement dated June 9, 2006 among the Borrower, the Administrative Agent and BAS, as amended or modified in writing from time to time.
     (c) The definition of “Aggregate Revolving Commitments” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Aggregate Revolving Commitments” means the Revolving Commitments of all the Lenders. The amount of the Aggregate Revolving Commitments in effect on the First Amendment Effective Date is FIVE HUNDRED NINETY MILLION DOLLARS ($590,000,000).
     (d) The language following the grid and preceding the proviso in the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the earlier to occur of (a) the first Business Day immediately following the delivery of a Compliance Certificate pursuant to Section 7.02(a) and (b) the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.02(a);
     (e) The language preceding the proviso in Section 2.02(f) of the Credit Agreement is hereby amended to read as follows:
     (f) The Borrower may at any time and from time to time, upon prior written notice by the Borrower to the Administrative Agent, increase the Aggregate Revolving Commitments by up to ONE HUNDRED MILLION DOLLARS ($100,000,000) with additional Revolving Commitments from any existing Lender or new Revolving Commitments from any other Person selected by the Borrower and approved by the Administrative Agent (not to be unreasonably withheld);
     (f) Schedule 2.01 of the Credit Agreement is hereby amended to read as provided on Schedule 2.01 attached hereto.
     2. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:
     (a) Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Required Lenders, any Lender increasing its Revolving Commitment as of the First Amendment Effective Date and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender;
     (b) Receipt by the Administrative Agent of a certificate of a Responsible Officer of each Loan Party, in form and substance reasonably satisfactory to the Administrative Agent, (i) certifying that the Organizational Documents of each Loan Party have not been amended, supplemented or otherwise modified since the date such Organizational Documents were first delivered to the Administrative Agent pursuant to the terms of the Credit Agreement, and remain in full force and effect as of the First Amendment Effective Date and (ii) attaching resolutions of each Loan Party approving and adopting this Amendment and authorizing the execution and delivery of this Amendment and any documents, agreements or certificates related thereto and certifying that such resolutions have not been amended, supplemented or otherwise modified and remain in full force and effect as of the First Amendment Effective Date;
     (c) Receipt by the Administrative Agent of favorable opinions of in-house legal counsel of the Borrower, addressed to the Administrative Agent and each Lender, dated as of the First Amendment Effective Date, in form and substance satisfactory to the Administrative Agent; and
     (d) Receipt by the Administrative Agent of any fees and expenses payable in connection with this Amendment; including on behalf of each Lender that is increasing its Revolving Commitment as of the First Amendment Effective Date, a fee of 0.15% on the amount of such increase in the Revolving Commitment of each such Lender.
     3. Miscellaneous.
     (a) The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

2

     (b) Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.
     (c) Each Loan Party hereby represents and warrants as follows:
     (i) Each Loan Party has taken all necessary corporate or limited liability company action to authorize the execution, delivery and performance of this Amendment.
     (ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or any other Person with respect to any Contractual Obligation is required in connection with the execution, delivery or performance by any Loan Party of this Amendment other than those that have already been obtained and are in full force and effect or the failure of which to have obtained would not reasonably be expected to have a Material Adverse Effect.
     (d) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.
     (e) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.
     (f) From and after the First Amendment Effective Date, by execution of this Amendment, each Person identified as a “Lender” on the signature pages hereto that is not already a Lender under the Credit Agreement hereby acknowledges, agrees and confirms that, by its execution of this Amendment, such Person will be deemed to be a party to the Credit Agreement as amended hereby and a “Lender” for all purposes of the Credit Agreement as amended hereby, and shall have all of the obligations of a Lender thereunder as if it had executed the Credit Agreement, as amended hereby. Such Person hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Lenders contained in the Credit Agreement, as amended hereby.
     (g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3

[remainder of page intentionally left blank]

4

     Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	TELEDYNE TECHNOLOGIES INCORPORATED, a Delaware corporation
	By:	/s/ Dale A. Schnittjer
		Name:	Dale A. Schnittjer
		Title:	Senior Vice President and Chief Financial Officer

GUARANTORS:	TELEDYNE BROWN ENGINEERING, INC., a Delaware corporation
	By:	/s/ Melanie S. Cibik
		Name:	Melanie S. Cibik
		Title:	Vice President and Secretary

TELEDYNE CONTINENTAL MOTORS, INC., a Delaware corporation
	By:	/s/ Dale A. Schnittjer
		Name:	Dale A. Schnittjer
		Title:	Senior Vice President and Chief Financial Officer

TELEDYNE INSTRUMENTS, INC., a Delaware corporation
	By:	/s/ Dale A. Schnittjer
		Name:	Dale A. Schnittjer
		Title:	Senior Vice President and Chief Financial Officer

TELEDYNE ISCO, INC., a Nebraska corporation
	By:	/s/ Melanie S. Cibik
		Name:	Melanie S. Cibik
		Title:	Vice President and Assistant Secretary

TELEDYNE WIRELESS, INC., a Delaware corporation
	By:	/s/ Dale A. Schnittjer
		Name:	Dale A. Schnittjer
		Title:	Senior Vice President and Chief Financial Officer

TELEDYNE SCIENTIFIC & IMAGING, LLC, a Delaware limited liability company
	By:	/s/ Melanie S. Cibik
		Name:	Melanie S. Cibik
		Title:	Vice President and Assistant Secretary
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
TELEDYNE TECHNOLOGIES INCORPORATED

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent
	By:	/s/ Tiffany Shin
		Name:	Tiffany Shin
		Title:	Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
	By:	/s/ Robert W. Troutman
		Name:	Robert W. Troutman
		Title:	Managing Director

THE BANK OF NEW YORK,
	By:	/s/ Kim A Daffinger
		Name:	Kim A Daffinger
		Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
	By:	/s/ Victor Pierzchalski
		Name:	Victor Pierzchalski
		Title:	Authorized Signatory

SUNTRUST BANK,
	By:	/s/ Baerbel Freudenthal
		Name:	Baerbel Freudenthal
		Title:	Vice President

JPMORGAN CHASE BANK, N.A.,
	By:	/s/ Camille Farnsworth
		Name:	Camille Farnsworth
		Title:	Vice President

MELLON BANK, N.A.,
	By:	/s/ Kim A. Daffinger
		Name:	Kim A. Daffinger
		Title:	First Vice President
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
TELEDYNE TECHNOLOGIES INCORPORATED

COMERICA WEST INCORPORATED,
By:	/s/ Elise M. Walker
	Name:	Elise M. Walker
	Title:	Vice President

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES,
By:	/s/ Christian Jagenberg
	Name:	Christian Jagenberg
	Title:	SVP & Manager

By:	/s/s Mathew Havens
	Name:	Mathew Havens
	Title:	Assistant Treasurer

WELLS FARGO BANK, N.A.,
By:	/s/ Ling Li
	Name:	Ling Li
	Title:	Vice President

BANK OF THE WEST,
By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
By:	/s/ Brandon R. Zabrocki
Name Brandon R. Zabrocki:
	Title:	Vice President

THE NORTHERN TRUST COMPANY,
By:	/s/ Christopher Mata
	Name:	Christopher Mata
	Title:	Officer

KEYBANK NATIONAL ASSOCIATION,
By:	/s/ Thomas J. Purcell
	Name:	Thomas J. Purcell
	Title:	Senior Vice President
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
TELEDYNE TECHNOLOGIES INCORPORATED

SOCIÉTÉ GÉNÉRALE,
By:	/s/ R.D. Boyd Harman
	Name:	R.D. Boyd Harman
	Title:	Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
TELEDYNE TECHNOLOGIES INCORPORATED

SCHEDULE 2.01
COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Revolving Commitment	Applicable Percentage
Bank of America, N.A.	$80,000,000	13.559322034%
JP Morgan Chase Bank, N.A.	$75,000,000	12.711864407%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$75,000,000	12.711864407%
Bank of New York	$45,000,000	7.627118644%
Mellon Bank, N.A.	$45,000,000	7.627118644%
SunTrust Bank	$45,000,000	7.627118644%
Comerica West Incorporated	$35,000,000	5.932203390%
Commerzbank AG, New York and Grand Cayman Branches	$35,000,000	5.932203390%
U.S. Bank National Association	$35,000,000	5.932203390%
Wells Fargo Bank, N.A.	$30,000,000	5.084745763%
Societe Generale	$30,000,000	5.084745763%
Bank of the West	$25,000,000	4.237288136%
KeyBank National Association	$20,000,000	3.389830508%
The Northern Trust Company	$15,000,000	2.542372881%

Total	$590,000,000	100.000000000%